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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 27, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     333-83541            13-3836437
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(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)     Identification No.)



  245 Park Avenue
  New York, New York                            10167
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(Address of Principal                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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Item 5.  Other Events.

Filing of Computational Materials

     In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., Mortgage Loan Trust, Series RASC 1999-RS3, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS3 (the "Certificates"), Bear, Stearns & Co. Inc., as underwriter ("Bear Stearns"), has prepared certain materials (the "Bear Stearns Computational Materials") for distribution to its potential investors. Similarly, Residential Funding Securities Corporation, ("RFSC"), as underwriter, has prepared certain materials (the "RFSC Computational Materials") for distribution to its potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided Bear Stearns and RFSC with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Bear Stearns Computational Materials nor the RFSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean the Series 1999-RS3 term sheet, computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Stearns Computational Materials are attached hereto as Exhibit 99.1. The RFSC Computational Materials are attached hereto as Exhibit 99.2.




Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Bear Stearns Computational Materials, filed on Form 8-K dated September 27, 1999.

         99.2 The RFSC Computational Materials, filed on Form 8-K dated September 27, 1999.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BEAR STEARNS ASSET BACKED
                                                 SECURITIES, INC.



                                                 By:  /s/ Matthew Perkins
                                                      ------------------------
                                                      Name:   Matthew Perkins
                                                      Title:  Vice President



Dated:  September 27, 1999



                                 Exhibit Index


Exhibit                                                                 Page


99.1     The Bear Stearns Computational Materials, filed on Form 8-K     6
         dated September 27, 1999

99.2     The RFSC Computational Materials, filed on Form 8-K              7
         dated September 27, 1999